Exhibit 99.(17)(a)

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Voting Instruction Card

SECURIAN FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 29, 2018

Minnesota Life Insurance Company (“Minnesota Life”) is soliciting these voting instructions from owners of variable life insurance policies and variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, indirectly participate in the fund named on the reverse side of this card (the “Fund”), a series of Securian Funds Trust (the “Trust”). These voting instructions are for the Trust’s Special Meeting of Shareholders to be held on November 29, 2018, and any adjournment thereof.

Please check in the appropriate box on the reverse side of this card, date this form, and sign it exactly as your name appears on the reverse side of this card. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated [October 1], 2018. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

THE UNDERSIGNED HEREBY INSTRUCTS MINNESOTA LIFE TO VOTE AS INDICATED ON THE REVERSE SIDE. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF THE PROPOSAL.

If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

Note: Please sign exactly as your name appears on this voting instruction card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instruction cards should be signed by an authorized person indicating the person’s title.

Signature(s)

Title(s), if applicable

Date

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT REGARDLESS OF THE EXTENT OF YOUR INDIRECT INTEREST IN THE FUND. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A CONTRACT OWNER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE AS DESCRIBED BELOW.

VOTING INSTRUCTION CARD

SFT Mortgage Securities Fund

WHEN THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION CARD WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE   DISCRETION OF MINNESOTA LIFE WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1.                     To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the SFT Mortgage Securities Fund to, and the assumption of all of the liabilities of the SFT Mortgage Securities Fund by, the SFT Core Bond Fund in exchange for shares of the SFT Core Bond Fund and the distribution of such shares to the shareholders of the SFT Mortgage Securities Fund in complete liquidation of the SFT Mortgage Securities Fund.

FOR	AGAINST	WITHHOLD

☐	☐	☐

As to any other matter, Minnesota Life shall vote in accordance with its discretion.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Voting Instruction Card

SECURIAN FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 29, 2018

Securian Life Insurance Company (“Securian Life”) is soliciting these voting instructions from owners of variable life insurance policies issued by Securian Life who, by virtue of such policies, indirectly participate in the fund named on the reverse side of this card (the “Fund”), a series of Securian Funds Trust (the “Trust”). These voting instructions are for the Trust’s Special Meeting of Shareholders to be held on November 29, 2018, and any adjournment thereof.

Please check in the appropriate boxes on the reverse side of this card, date this form, and sign it exactly as your name appears on the reverse side of this card. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated [October 1], 2018. As legal owner of the shares, Securian Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

THE UNDERSIGNED HEREBY INSTRUCTS SECURIAN LIFE TO VOTE AS INDICATED ON THE REVERSE SIDE. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF THE PROPOSAL.

If any other matter properly comes before the Special Meeting, Securian Life will vote in accordance with its best judgment.

Note: Please sign exactly as your name appears on this voting instruction card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instruction cards should be signed by an authorized person indicating the person’s title.

Signature(s)

Title(s), if applicable

Date

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT REGARDLESS OF THE EXTENT OF YOUR INDIRECT INTEREST IN THE FUND. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A CONTRACT OWNER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE AS DESCRIBED BELOW.

VOTING INSTRUCTION CARD

SFT Mortgage Securities Fund

WHEN THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION CARD WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF SECURIAN LIFE WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1.                     To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the SFT Mortgage Securities Fund to, and the assumption of all of the liabilities of the SFT Mortgage Securities Fund by, the SFT Core Bond Fund in exchange for shares of the SFT Core Bond Fund and the distribution of such shares to the shareholders of the SFT Mortgage Securities Fund in complete liquidation of the SFT Mortgage Securities Fund.

FOR	AGAINST	WITHHOLD

☐	☐	☐

As to any other matter, Securian Life shall vote in accordance with its discretion.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.